Exhibit 32.1
CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, the undersigned, as Co-Chief Executive Officer of Eagle Point Trinity Senior Secured
Lending Company (the “Company”), does hereby certify that to the undersigned’s knowledge:

1) the Company’s Form 10-K for the year ended December 31, 2025 fully complies with the requirements of
Section 13(a) or 15(d) as applicable of the Securities Exchange Act of 1934, as amended; and

2) the information contained in the Company’s Form 10-K for the year ended December 31, 2025 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2026	By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Co-Chief Executive Officer